UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2009

Item 1: Report to Shareholders

New York Tax-Free Money Fund	August 31, 2009

The views and opinions in this report were current as of August 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Municipal bonds produced good returns in the six-month period ended August 31, 2009. Longer-term and lower-quality securities fared better than shorter-term and higher-quality munis, respectively, as reduced risk aversion, low money market yields, steadying credit markets, and hopes for an economic recovery prompted investors to seek higher-yielding alternatives. Although New York was at the epicenter of the financial collapse and faces numerous headwinds, the New York Tax-Free Bond Fund posted a strong return in this environment. The small return of the New York Tax-Free Money Fund reflected the Federal Reserve’s determination to keep short-term interest rates near 0%.

MARKET ENVIRONMENT

Although a return to robust economic growth in the near future is unlikely, the longest and deepest U.S. recession since the Great Depression may soon come to an end. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, contracted by only 1% in the second quarter. While national unemployment has increased to 9.7% and consumer spending has been restrained, job losses in recent months have been significantly lower than they were at the beginning of 2009. In addition, there are signs of stabilizing residential real estate markets in some cities, and equities have rebounded sharply from their early March lows in anticipation of stronger economic growth in the months ahead.

In the last six months, intermediate- and long-term U.S. Treasury yields rose as new issuance increased significantly and as steadying financial markets prompted investors to assume greater investment risks and seek higher returns, particularly from assets that performed worst in 2008. In contrast, New York bond yields declined in the face of strong demand, as investors were attracted by discounted valuations and tax-free income offered by municipal securities. New York money market rates declined as the Fed’s zero interest rate policy gained traction.

Despite their strong rebound this year, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, 2009, the 2.95% yield offered by a 10-year tax-free municipal bond rated AAA was about 87% of the 3.40% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. At the end of the reporting period, 30-year AAA municipal bonds were even more attractive on a relative basis with a 4.41% yield that was about 105% of the 4.18% pretax yield offered by 30-year Treasuries. A New York investor in the 28% federal tax bracket, paying a New York state tax rate of 6.85%, would need to invest in a taxable bond yielding 7.00% in order to receive the same after-tax income from a New York 30-year AAA muni bond yielding 4.70%. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the reciprocal of your marginal tax bracket (1.00 minus your combined federal, state, and local tax bracket expressed as a decimal)—in this case, 32.9%. Note that the marginal tax rate assumes the deduction of state and local taxes on the federal tax return. In summary, the calculation for this example is 4.70% ÷ (1 – 0.329) = 7.00%.)

MUNICIPAL MARKET NEWS

Nationally, new municipal supply through the end of August totaled about $256 billion, according to The Bond Buyer. Tax-exempt supply has been a bit lower than expected, due in part to the Build America Bonds program, which has shifted some municipal issuance to the taxable bond market and helped alleviate the supply/demand imbalance that stressed the tax-free market last year. With the national economy still very weak and a significant federal fiscal stimulus package providing some temporary relief to the states, we expect aggregate new issuance in 2009 will be a bit lower than in 2008.

Demand from retail investors for municipal securities has been very strong, and year-to-date investor cash flows into municipal bond funds have already surpassed the annual record level reached in 1993. In the aftermath of last year’s financial market turbulence, investors seeking more exposure to fixed income securities have embraced munis because of attractive after-tax yields and valuations relative to Treasuries. Concerns about higher federal, state, and local taxes have also fueled interest in tax-free securities. Many states are facing fiscal difficulties and have been forced to take drastic actions to close budget deficits.

In terms of sector performance, the segments of the municipal market that fared worst last year—long-term and lower-quality securities—have been this year’s leaders. Tobacco bonds outpaced other segments in the last six months, though longer-term trends do not appear to be especially positive. Corporate-related municipal securities, such as industrial revenue and pollution control revenue bonds, airline bonds, and health care-related issues, also did well as credit markets stabilized. In contrast, the sectors that held up best last year, such as prerefunded bonds and escrowed-to-maturity bonds, lagged with only mild gains this year.

NEW YORK MARKET NEWS

New York continues to be adversely affected by the fallout on Wall Street, which provided about 20% of state revenues prior to the recession. Financials sector bonuses fell by approximately 44% in 2008. Personal income tax receipts, which make up 56% of total taxes, were down 31.8% from January 1, 2009, through April 2009. That compares unfavorably with the national average decline of 26.0%, according to the Rockefeller Institute. Statewide unemployment has increased from 7.6% in January 2009 to an estimated 8.6% in July, compared with the national average of 9.4%.

New York’s general obligation debt has been affirmed at Aa3 by Moody’s Investors Service, AA by Standard & Poor’s, and AA- by Fitch Ratings. All three agencies maintain stable outlooks for the state.

While the state continues to struggle with a revenue shortfall, it did pass its fiscal 2010 budget on time. The budget includes $132.0 billion for all funds and $54.9 billion for the General Fund. The state managed to close a $20.1 billion budget gap—the largest in its history—through $6.5 billion in spending cuts, $5.4 billion in temporary personal income tax increases on high earners, $6.2 billion in federal stimulus funds, and $2.0 billion in nonrecurring actions. The state also maintained its $1.2 billion rainy day fund.

New York’s debt burden is among the highest in the nation. According to Moody’s, New York has $56.9 billion of net tax-supported debt outstanding and ranks fifth among the 50 states for both debt per capita ($2,921) and debt as a percentage of personal income (6.3%). The majority of New York’s debt is appropriation-backed, which means that the legislature must approve debt service payments on these obligations annually. However, it has no legal obligation to continue to consent to these expenses.

New York City was at the center of the economic collapse and is still experiencing the effects of the national recession. Job losses have been severe, and revenues have declined. City unemployment has increased this year to an estimated 9.8% in July versus 9.4% for the national average. Nonetheless, the city has demonstrated solid fiscal management. The city projected that its fiscal year 2009 budget would end the year in balance, supported by about $5 billion in prior years’ surpluses. The $59.5 billion budget was adopted in June. Property taxes, which account for about 22% of revenue, remain a stabilizing force due to a substantial cushion between market value (around $711 billion in 2008) and assessed value (around $134 billion in 2009). The difference leaves considerable room for market declines. In addition, the city’s practice of phasing in property tax assessments over five years should help cushion the impact of the economic downturn. Still, the city faces outyear budget gaps of $4.9 billion in fiscal 2011, $5.0 billion in fiscal 2012, and $5.6 billion in fiscal 2013. Agency ratings for New York City have been affirmed at Aa3 from Moody’s, AA from S&P, and AA- from Fitch.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund
Your fund returned 0.09% for the six months ended August 31, 2009 slightly underperforming its Lipper benchmark. As the Fed maintained short-term interest rates at historically low levels of 0.00% to 0.25%, the seven-day simple yield decreased and ended August at 0%.* A money fund’s yield more closely reflects its current earnings than does the total return. Unfortunately for money fund shareholders, Fed policy has driven rates below the level necessary for most money funds to meet their ongoing expenses. T. Rowe Price, like many of its peers, is waiving a portion of its management fee until the level of income generated by the fund is sufficient to meet fund expenses. Until then, we shall continue to manage the fund with a focus on stability of principal and liquidity, while producing the highest level of income commensurate with those goals.

*In an effort to maintain a positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund’s net yield; without it, the fund’s seven-day yield would have been lower. Please see the prospectus for more details.

Since our last shareholder report in February, the money markets have shown substantial improvements. In particular, the outlook for the large money center banks—so critical to municipal money market financing—has improved dramatically. As a result, many of the temporary supports with which the Federal Reserve and Treasury surrounded the market in late 2008 are now being withdrawn as confidence returns. The Treasury’s decision not to extend the temporary money fund guarantee program, in which this fund participated, is one such example. (The program ended as scheduled on September 18, 2009.)

The Federal Reserve has had a 0% interest rate policy in place since December 2008, though the transmission of that policy had not been fully felt in the market until recently because of ongoing credit worries, especially focused on large financial institutions. But with the outlook for credit improving, the Fed’s unprecedented action is gaining traction and money market rates are falling toward the 0% target. For example, rates on the 90-day Libor, an important market benchmark, fell in the six-month period from 1.27% to 0.33%. Municipal rates moved in like fashion; yields on seven-day New York variable rate issues declined from 0.63% to 0.19% while rates on one-year notes declined from 0.65% to 0.46%. Since the end of the six-month period, rates have continued to push lower. With rates dropping, we have shifted almost half of the portfolio to fixed rate securities to sustain higher yields for as long as possible.

While credit markets have improved, many municipal issuers continue to feel the ongoing effects of the financial crisis. As mentioned earlier, many state and local governments are facing increasingly difficult budget problems; these issuers are finding money market funding either very expensive or impossible until their financial situations improve. Instead, we are focusing our investments on those sectors we feel will be most insulated from the economic slowdown, such as electric revenue and dedicated tax issues.

Record-low rates are benefiting borrowers who are able to access the money markets for funding. On the other hand, lenders, such as our fund, have seen their income drop significantly. While short-term rates don’t have much room to fall, we expect the Fed to maintain a 0% interest rate policy until a sustained economic recovery is clearly under way. The restorative effects to borrower balance sheets of near 0% funding will be felt over time.

New York Tax-Free Bond Fund
Your fund returned 6.35% for the six months ended August 31, 2009, a solid improvement from the loss of the previous six months. As shown in the Performance Comparison table, our results trailed the Lipper New York Municipal Debt Funds Average. But the fund’s long-term record relative to its competitors remained generally favorable. (Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 40 out of 94, 26 out of 86, 23 out of 86, and 13 out of 70 funds in the New York State municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended August 31, 2009, respectively. Returns will vary for other periods. Past performance cannot guarantee future results.)

With the municipal bond market having regained its footing over the past six months, the fund’s trading activity centered on recognizing tax losses and improving fund yield. We invested cash inflows mainly in the longer-dated issues as the steep yield curve (high long-term yields relative to short-term yields) made long rates much more compelling than shorter-dated securities. New purchases of 10- and 20-year paper, while solid performers, lagged longer maturities.

Throughout this period, we maintained an overweight to longer-term issues, particularly those maturing in 15 years and longer, as well as an underweight to shorter-dated issues maturing in seven to 10 years. The fund’s weighted average maturity ticked up slightly, from 15.4 to 15.7 years. The fund’s duration, a measure of its sensitivity to changes in interest rates, dropped from 6.8 to 5.7 years as interest rates declined. As a consequence, the fund’s duration posture moved from neutral in February to short of its benchmark by the end of the reporting period. The less aggressive posture in our duration contributed to underperformance relative to our benchmark for the period.

We made minor shifts in the fund’s quality diversification. Our exposure to AAA bonds declined by two percentage points, while A rated exposure increased one percentage point to 25%. Some recent purchases included lower credit-rated issuers such as New York Dormitory for Long Island Jewish Hospital and New York Dormitory for Brooklyn Law School. Exposure to BBB rated bonds remained unchanged at 15%. Spreads tightened from the beginning of the reporting period, which caused lower-rated credits to outperform their higher-quality counterparts. Composition of the portfolio changed somewhat as we shifted assets into essential service revenue bonds and away from general obligation debt, as our credit outlook calls for continued fiscal challenges at both state and local levels. We increased our exposure to dedicated tax revenue bonds from 11.7% to 13.9%. Education revenue bonds also moved higher from 10.6% to 12.0%. The prerefunded sector declined by about three percentage points as bonds matured or were sold as we sought to lighten exposure in this lagging sector. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

While the fund’s overall higher-quality characteristics helped it significantly outperform its benchmark last year, it has detracted from the recent performance. In the previous six-month period, holdings in lower-rated bonds, such as hospital, life care, industrial development, pollution control, and tobacco (secured by the tobacco companies’ Master Settlement Agreement with the states), underperformed. But in the last six months, the market reversed course and these holdings were among the top performers. Lagging holdings were generally high-quality, short-duration bonds, such as prerefunded issues.

The municipal bond market has seen a fairly impressive bounce to higher valuations and lower yields. Nonetheless, some fund holdings remain at depressed prices. On the strength of our internal credit research, we believe these represent long-term value and could not be easily replaced in today’s market. Therefore, we intend to hold these positions.

OUTLOOK

The credit environment for the municipal market could remain challenging for some time. The recession has reduced the tax revenues collected by state and local municipalities—a trend that could get worse next year—and municipal bond defaults, which historically have been rare, could increase moderately over the next year. Maintaining balanced budgets requires careful and dedicated work by state and local officials, and many issuers are trying to make difficult but necessary fiscal decisions as they adjust to the economic downturn.

We believe the municipal market is still a high-quality market and that many municipal securities offer good long-term value, especially considering that tax rates are likely to rise in the next few years. Longer-term and lower-quality municipal bond valuations, though they have rebounded significantly, remain attractive and could improve further. In contrast, short-term securities appear to be fairly valued and could be vulnerable if short-term interest rates increase, though that does not appear likely as long as the national unemployment rate remains high. While there could be additional periods of volatility stemming from occasional supply and demand imbalances or possible credit rating downgrades, the deleveraging activity that plagued the municipal market in 2008 seems to be largely behind us.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As we emerge from the recent credit cycle, we continue to hold positions in bonds whose prices remain somewhat depressed but that our analysts believe have good long-term prospects. We think these actions will position our portfolios to generate excellent long-term relative returns for our clients.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 21, 2009

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it. Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all securities are held until maturity. The Securities and Exchange Commission requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.6%		
NEW YORK 97.7%		
Albany City, IDA, College of Saint Rose, VRDN, 0.12%, 7/1/37	500	500
Albany City, IDA, Medical Center Hosp., VRDN, 0.29%, 5/1/27	920	920
Austin Trust Receipts (Bank of America), Museum of Modern Art VRDN, 0.29%, 4/1/28	3,180	3,180
Dormitory Auth. of the State of New York, Catholic Health VRDN, 0.20%, 7/1/25	1,600	1,600
Dormitory Auth. of the State of New York, Catholic Health VRDN, 0.20%, 7/1/34	2,470	2,470
Dormitory Auth. of the State of New York, City Univ. VRDN, 0.26%, 7/1/31	5,200	5,200
Dormitory Auth. of the State of New York, Columbia Univ. Series R-11535, VRDN, 0.29%, 7/1/38	1,140	1,140
Dormitory Auth. of the State of New York, Columbia Univ. Series R-11722, VRDN, 0.29%, 7/1/38	3,500	3,500
Dormitory Auth. of the State of New York, Culinary Institute of America, VRDN, 0.24%, 7/1/33	1,000	1,000
Dormitory Auth. of the State of New York, Personal Income Tax 1.50%, 2/15/10	1,000	1,005
Dormitory Auth. of the State of New York, Personal Income Tax 3.50%, 12/15/09	2,800	2,817
JPMorgan Chase, New York City Municipal Water Fin. Auth. VRDN, 0.30%, 6/15/13 (1)	3,000	3,000
JPMorgan Chase, New York City Transitional Fin. Auth. VRDN, 0.30%, 5/1/15 (1)	1,200	1,200
JPMorgan Chase, New York Mortgage Agency, Single Family VRDN, 0.50%, 10/1/23 (1)(2)	1,000	1,000
Long Island Power Auth., TECP, 0.30%, 9/9/09	1,500	1,500
Metropolitan Transportation Auth., 4.50%, 11/15/09 (3)(4)	500	503
Metropolitan Transportation Auth., 5.00%, 11/15/09 (3)(5)	500	504
Metropolitan Transportation Auth., 5.00%, 11/15/09 (3)	1,525	1,538
Metropolitan Transportation Auth., RAN, 2.00%, 12/31/09	5,200	5,227
Metropolitan Transportation Auth., VRDN, 0.20%, 11/1/34	1,200	1,200

Monroe Tobacco Asset Securitization Corp., 6.375%, 6/1/35 (Prerefunded 6/1/10) (6)	1,600	1,684
Nassau County, GO, RAN, 2.00%, 4/15/10	5,000	5,047
Nassau County Health Care Corp., GO, VRDN, 0.23%, 8/1/29	1,000	1,000
New York City, GO, VRDN, 0.09%, 4/1/36	2,000	2,000
New York City, GO, VRDN, 0.16%, 1/1/36	50	50
New York City, GO, VRDN, 0.23%, 3/1/34	450	450
New York City, GO, VRDN, 0.35%, 3/1/34	500	500
New York City Capital Resource Corp., Maimonides Medical Center, VRDN, 0.22%, 1/1/26	400	400
New York City Housing Dev. Corp., Multi-Family, Carnegie Park VRDN, 0.18%, 11/15/19	300	300
New York City Housing Dev. Corp., Multi-Family 0.45%, 5/1/39 (Tender 10/30/09)	1,000	1,000
New York City Housing Dev. Corp., Multi-Family 0.45%, 5/1/41 (Tender 3/15/10)	1,000	1,000
New York City Housing Dev. Corp., Multi-Family 0.72%, 11/1/40 (Tender 5/13/10) (2)	6,940	6,940
New York City IDA, MSMC Realty Corp., VRDN, 0.23%, 1/1/31	1,700	1,700
New York City IDA, Stock Exchange, VRDN, 0.22%, 5/1/33	300	300
New York City Municipal Water Fin. Auth. VRDN, 0.19%, 6/15/23	800	800
New York City Municipal Water Fin. Auth., Water & Sewer 6.00%, 6/15/33 (Prerefunded 6/15/10) (6)	2,620	2,761
New York City Transitional Fin. Auth., VRDN, 0.12%, 11/1/22	1,000	1,000
New York City Transitional Fin. Auth., VRDN, 0.18%, 11/1/28	2,000	2,000
New York Counties Tobacco Trust II, Tobacco Settlement 6.30%, 6/1/19 (Prerefunded 6/1/10) (6)	1,060	1,117
New York Counties Tobacco Trust II, Tobacco Settlement 6.50%, 6/1/35 (Prerefunded 6/1/10) (6)	210	221
New York State Energy Research & Dev., Consolidated Edison VRDN, 0.19%, 5/1/39	7,300	7,300

New York State Energy Research & Dev., Consolidated Edison VRDN, 0.22%, 5/1/39	500	500
New York State Environmental Fac. Corp., New York City Municipal Water Fin. Auth., Drinking Water, 5.00%, 6/15/10	345	356
New York State Housing Fin. Agency, VRDN, 0.22%, 3/15/26	1,300	1,300
New York State Housing Fin. Agency, VRDN, 0.22%, 3/15/27	1,800	1,800
New York State Housing Fin. Agency, 17th & 10th Associates VRDN, 0.20%, 5/15/39	1,000	1,000
New York State Housing Fin. Agency, 320 West 38th Street VRDN, 0.19%, 5/1/42	1,200	1,200
New York State Housing Fin. Agency, River Terrace Associates VRDN, 0.15%, 5/15/34	1,000	1,000
New York Local Gov't. Assistance Corp., 5.00%, 4/1/10	1,400	1,437
New York State Mortgage Agency, Single Family VRDN, 0.30%, 4/1/47	3,300	3,300
New York State Mortgage Agency, Single Family VRDN, 0.41%, 10/1/31 (2)	2,750	2,750
New York State Mortgage Agency, Single Family VRDN, 0.41%, 4/1/34 (2)	4,500	4,500
New York State Mortgage Agency, Single Family VRDN, 0.50%, 10/1/35 (2)	2,400	2,400
New York State Power Auth., 0.40%, 3/1/20 (Tender 3/1/10)	3,500	3,500
New York State Power Auth., 5.00%, 11/15/09	1,825	1,840
New York State Power Auth., TECP, 0.45%, 9/1/09	1,000	1,000
New York State Thruway Auth., Personal Income Tax 3.50%, 3/15/10	100	102
New York State Urban Dev. Corp., Personal Income Tax 4.00%, 12/15/09	250	252
New York State Urban Dev. Corp., Personal Income Tax VRDN, 0.30%, 12/15/15	2,200	2,200
New York State Urban Dev. Corp., VRDN, 0.15%, 1/1/30	1,000	1,000
Oneida County IDA, Mohawk Valley Network VRDN, 0.29%, 6/1/31	2,025	2,025

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Money Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes no events have occurred between August 31, 2009 and October 16, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On March 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On August 31, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2009.

At August 31, 2009, the cost of investments for federal income tax purposes was $131,112,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2009, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $17,000 were waived during the six months ended August 31, 2009. Including these amounts, management fees waived in the amount of $156,000 remain subject to repayment at August 31, 2009.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a net yield of 0.00% on any day that a dividend is declared. This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the period ended August 31, 2009, the total management fees waived were $26,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2009, expenses incurred pursuant to these service agreements were $36,000 for Price Associates and $25,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

NOTE 6 - TREASURY’S TEMPORARY GUARANTEE PROGRAM

The fund’s Board of Trustees approved participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guarantees that shareholders in the fund as of the close of business on September 19, 2008, will receive $1.00 for each fund share held. Shares not guaranteed under the program will be redeemed at net asset value per share. The guarantee applies only if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate.

In total, the fund paid $61,000, equal to 0.040% of the net asset value of the fund as of the close of business on September 19, 2008, to participate in the full 12-month term of the program that expires on September 18, 2009. The participation fees are considered an extraordinary expense, for purposes of the investment management agreement, paid directly by the fund without regard to its contractual expense limitation. They are recognized in expenses ratably over the period of participation in the program.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including any fee waivers or expenses paid by the Manager) was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 16, 2009